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                                                                    EXHIBIT 99.3


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR

                                 COX RADIO, INC.
                                OFFER TO EXCHANGE

                            6.250% NOTES DUE 2003 FOR
                      ALL OUTSTANDING 6.250% NOTES DUE 2003

                            6.375% NOTES DUE 2005 FOR
                      ALL OUTSTANDING 6.250% NOTES DUE 2005


        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Cox Radio, Inc. (the "Obligor") made pursuant to the Prospectus dated November 12, 1998 (the "Prospectus") if Holders of certificates for the 6.250% Notes due 2003 or the 6.375% Notes due 2005 (collectively, the "Old Notes") who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

To: The Bank of New York, the Exchange Agent


By Registered or Certified Mail:           By Overnight Courier:

The Bank of New York                       The Bank of New York
101 Barclay Street                         101 Barclay Street
Floor 7 East                               Corporate Trust Services Window
New York, New York  10286                   Ground Level
Attn: Reorganization Section               New York, New York  10286
                                           Attn: Reorganization Section

By Hand:                                   By Facsimile
                                            (For Eligible Institutions Only):

The Bank of New York                       (212) 815-6339
101 Barclay Street
Corporate Trust Services Window            Confirm by telephone:
 Ground Level                              Christopher Davis
New York, New York  10286                  (212) 815-4997
Attn: Reorganization Section

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

        This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.



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Ladies and Gentlemen:

        The undersigned hereby tenders to Cox Radio, Inc. (the "Obligor"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ____________ (number of Old Notes) Old Notes pursuant to the guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.



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            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.



Certificate No(s). for Old Notes (if      Name(s) of Record Holder(s)
available)

------------------------------------      -------------------------------------

------------------------------------      -------------------------------------

                                                  Please Print or Type

                                          Address
                                                  -----------------------------

                                          -------------------------------------

                                          Telephone. No.(    )
                                                        -----------------------
                                          Signature(s)

                                          -------------------------------------

                                          Dated:
                                                -------------------------------

                                    GUARANTEE

                    (Not to be used for signature guarantee)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 10b-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Exchange Date.



Name of Firm
             -----------------------------        ------------------------------
                                                  Authorized Signature


Address                                           Name
       -----------------------------------             ------------------------
                                                        Please Print or Type

                                                  Title
------------------------------------------             ------------------------
                               Zip Code


Telephone. No.(    )                              Date:
              ----------------------------             -------------------------

Dated:          , 1998

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.